UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

561 Shady Elm Road,	Winchester,	Virginia	22602
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On July 1, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of American Woodmark Corporation (the “Company”) approved special retention awards under the American Woodmark Corporation 2023 Stock Incentive Plan to the Company’s executive officers, and such awards were made to the executive officers on July 3, 2025. The awards consist of time-based restricted stock units (“RSUs”) that cliff vest one year from the date of award with the amount of RSUs awarded to each executive officer based on 75% of such executive officer’s annual salary as of the date of award. The Committee approved these retention awards to maintain the continuity of the Company’s executive team after the recent departure of the Company’s chief financial officer, due to the challenging business environment and increased economic uncertainty and to further focus the executive team on long-term value creation by further aligning their interests with those of the Company’s shareholders.

The awards made to the Company’s named executive officers are as follows:

Name Title Number of RSUs Awarded
M. Scott Culbreth President and Chief Executive Officer 12,870
Robert J. Adams SVP, Chief Manufacturing and Supply Chain Officer 6,690
Dwayne L. Medlin SVP, Remodel Sales 5,400
William L. Waszak SVP, Chief Information Officer 5,310

The form of grant letter used in connection with the grant of these RSUs contains other important terms and conditions of these awards and is filed herewith as Exhibit 10.1. The terms set forth therein are hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.1 Form of Grant Letter used in connection with the grant of restricted stock units awarded July 3, 2025 under the American Woodmark Corporation 2023 Stock Incentive Plan (filed herewith).

Exhibit 104 Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ M. SCOTT CULBRETH

M. Scott Culbreth
President & Chief Executive Officer

Date: July 8, 2025
Signing on behalf of the registrant and as principal executive officer